EXHIBIT 99

Banc of America Commercial Mortgage Inc.

This diskette accompanies the prospectus supplement and prospectus (together, the "Prospectus") relating to the Commercial Mortgage
Pass-Through Certificates Series 2005-3 (the "Certificates").

The information set forth on this diskette is an electronic copy of certain information set forth on Annexes A and B to the Prospectus. This diskette should be reviewed only in conjunction with the entire Prospectus. This diskette does not contain all relevant information relating to the Certificates, particularly with respect to the structure of the underlying trust fund and the risks and special considerations associated with an investment in the Certificates. Such information is described in the Prospectus.

Information on this diskette is subject to completion. The information on this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value.

Prior to making any investment decision, a prospective investor should carefully review, and rely solely on, the final prospectus. NOTHING IN THIS DISKETTE SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE CERTIFICATES.

                                                         ANNEX A

                                      CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

             Loan
Sequence    Number     Loan Seller       Property Name
--------   ---------   ---------------   -------------------------------------------------------------------------------
       1       58884   Bank of America   Woolworth Building
       2       43043   BSCMI             Ridgedale Center
       3       58851   Bank of America   Pacific Arts Plaza
       4       59003   Bank of America   Marley Station

     5.1    20050939   Barclays          Forum Office Park
     5.2    20050939   Barclays          City Hall Plaza
     5.3    20050939   Barclays          Hurstbourne Business Center
     5.4    20050939   Barclays          Oxmoor Place
     5.5    20050939   Barclays          One and Two Chestnut Place
     5.6    20050939   Barclays          Steeplechase
     5.7    20050939   Barclays          Lakeview
     5.8    20050939   Barclays          Hunnington Place
       5    20050939   Barclays          IPC Louisville Portfolio (Roll Up)

       6       58579   Bank of America   Mission Pointe Apartments
       7       58647   Bank of America   Fiesta Mall
       8       58345   Bank of America   Queens Atrium

     9.1    43108-1    BSCMI             AmSouth Tower
     9.2    43108-2    BSCMI             Concourse Towers
       9       43108   BSCMI             FRI Portfolio (Roll Up)

    10.1    20050968   Barclays          Edgewater Plaza
    10.2    20050968   Barclays          123 Tice Boulevard
      10    20050968   Barclays          IPC New York Portfolio (Roll Up)
    11.1    20050967   Barclays          Epic Center
    11.2    20050967   Barclays          One and Two Brittany
      11    20050967   Barclays          IPC Wichita Portfolio (Roll Up)

                                         Sub-Total Crossed Loans

      12       58844   Bank of America   Massillon Commons
      13       58845   Bank of America   Brown's Lane
      14       58853   Bank of America   Edward's Multiplex-Ontario

                                         Sub-Total Crossed Loans

      15       58165   Bank of America   Mercantile West
      16    20050812   Barclays          Courtyard - Chicago, IL
      17       58922   Bank of America   NYU Housing - 400 Broome Street
      18    20050573   Barclays          The Mansions at Hockanum Crossing
      19    20050660   Barclays          MetCenter 10
      20       58869   Bank of America   Warm Springs Plaza
      21    20040413   Barclays          Centre at Forestville
      22       58926   Bank of America   Civic Center Plaza
      23       58906   Bank of America   Villas at West Oaks
      24    20050787   Barclays          Hilton Garden Inn-Arlington, VA
      25       42832   BSCMI             One Park Place
      26       42409   BSCMI             One Hanover Park
      27       58878   Bank of America   The Galleria

      28    20050810   Barclays          Residence Inn - Carmel, IN
      29    20050811   Barclays          Springhill Suites - Carmel, IN

                                         Sub-Total Crossed Loans

      30    20050786   Barclays          8-10 Wright Street

      31    20050821   Barclays          Springhill Suites - Louisville, KY
      32    20050820   Barclays          Residence Inn - Louisville, KY

                                         Sub-Total Crossed Loans

      33       42773   BSCMI             Stateline Station

    34.1    43314-3    BSCMI             Emster Portfolio - Tehachapi
    34.2    43314-2    BSCMI             Emster Portfolio - Kingsburg
    34.3    43314-4    BSCMI             Emster Portfolio - Freeport
    34.4    43314-1    BSCMI             Emster Portfolio - Coalinga
      34       43314   BSCMI             Emster Portfolio (Roll Up)

      35    20050808   Barclays          Residence Inn - Austin, TX
      36    20050809   Barclays          Springhill Suites - Austin, TX

                                         Sub-Total Crossed Loans

      37       58945   Bank of America   Cavalier Creekside Apartments
      38       58720   Bank of America   Ashford Park Apartments

      39    20050813   Barclays          Courtyard - Golden, CO
      40    20050814   Barclays          Residence Inn - Golden, CO

                                         Sub-Total Crossed Loans

      41    20050295   Barclays          Bryan Dairy East

      42    20050818   Barclays          Residence Inn - Longmont, CO
      43    20050817   Barclays          Courtyard - Longmont, CO

                                         Sub-Total Crossed Loans

      44       58838   Bank of America   Langham Apartments
      45    20050788   Barclays          The Park Apartments
      46       58766   Bank of America   Mitsuwa Marketplace
      47       58931   Bank of America   Brentwood Plaza Shopping Center
      48    20050700   Barclays          Great America Building
      49    20050824   Barclays          Springhill Suites - Westminster, CO
      50       58624   Bank of America   American Express Building
      51    20050823   Barclays          Residence Inn - Warrenville, IL

    52.1    42720-2    BSCMI             Southway Manor
    52.2    42720-1    BSCMI             Patricia Manor
      52       42720   BSCMI             Patricia Southway I & II Portfolio (Roll Up)

      53       58940   Bank of America   Sarasota Village
      54       58858   Bank of America   Lathrop Industrial
      55       43357   BSCMI             Flextronics Building
      56    20050819   Barclays          Courtyard - Louisville, CO
      57       58976   Bank of America   Sierra Verde Plaza
      58       58827   Bank of America   Cedarbrook Office Bulding
      59       58964   Bank of America   Tidewater Industrial Building
      60    20050761   Barclays          307 West 38th Street
      61    20050613   Barclays          High Ridge Office Complex
      62       43184   BSCMI             40 Pepe's Farm Road
      63       58932   Bank of America   FMC Technologies Building

      64    20050816   Barclays          Residence Inn - Lakewood, CO
      65    20050815   Barclays          Courtyard - Lakewood, CO

                                         Sub-Total Crossed Loans

      66       43162   BSCMI             CarMax San Antonio
      67       42937   BSCMI             Cinemark Seven Bridges

    68.1       58912   Bank of America   Seligman CVS Pool #2 - CVS-Bushnell
    68.2       58912   Bank of America   Seligman CVS Pool #2 - CVS-Nokomis
      68       58912   Bank of America   Seligman CVS Pool #2 (Roll Up)

      69    20050690   Barclays          Urbana MOB

    70.1       58771   Bank of America   Delilah Terrace MHC
    70.2       58771   Bank of America   Stoney Fields Estates MHC
      70       58771   Bank of America   Burnham Portfolio - Delilah Terrace MHC and Stoney Fields Estates MHC (Roll Up)

      71    20050688   Barclays          Sugarcreek Towne Centre
      72       58905   Bank of America   Carlsbad Self Storage
      73       43236   BSCMI             1460 Macombs Road
      74    20050702   Barclays          Aureus Center
      75       42849   BSCMI             Southgate Plaza
      76       43230   BSCMI             Clear Lake Shores
      77    20050822   Barclays          Springhill Suites - Mishawaka, IN
      78    20050714   Barclays          Grand Village Shops
      79       58950   Bank of America   Hayward Bridge Business Park
      80    20050807   Barclays          Courtyard - Austin, TX
      81       58961   Bank of America   10509 Professional Circle
      82       58769   Bank of America   Burnham Portfolio - Clintonvilla MHC
      83       42705   BSCMI             Quail Springs
      84       42848   BSCMI             Stanley Works
      85       58840   Bank of America   Fontenoy Apartments

      86    20050725   Barclays          Virginia Mason Medical Center
      87   20050725A   Barclays          Lakeshore Learning Store

                                         Sub-Total Crossed Loans

      88       58960   Bank of America   South Hampton Townhomes
      89       58883   Bank of America   Publix - Mountain Brook
      90       58872   Bank of America   Market Place Villas
      91       42625   BSCMI             23rd Street Plaza
      92       58973   Bank of America   189-203 Britton Avenue
      93       58790   Bank of America   Olive Park Shopping Center
      94       58778   Bank of America   Walgreens - Greenville, MI
      95    20050748   Barclays          Lineville Station
      96       58894   Bank of America   Walgreens - Elk Grove
      97       58781   Bank of America   Walgreens- Alpena, MI
      98       58942   Bank of America   Your Extra Attic-Johns Creek
      99       58943   Bank of America   Your Extra Attic- Suwanee
     100       58684   Bank of America   McGee's Closet Self Storage
     101    20050745   Barclays          Dixie Station
     103       58903   Bank of America   Bryant Circle Self Storage
     104    20050719   Barclays          US Forestry Building
     105       43152   BSCMI             Chichester Square
     106       42383   BSCMI             McAllen Town Center
     107       42924   BSCMI             104 West 190th Street
     108    20050791   Barclays          Hampton Park & Moreland Parkway Apartments
     109       42948   BSCMI             CVS Montevallo

------------------------------------------------------------------------------------------------------------------------
                                         Totals/Weighted Average
========================================================================================================================


                                                                                                                        Cut-off
                                                                                     Zip               Original           Date
Sequence   Property Address                                                         Code               Balance          Balance
--------   -------------------------------------------------------------   -----------------------   ------------     ------------
       1   233 Broadway                                                                      10007   $200,000,000     $200,000,000
       2   12401 Wayzata Boulevard                                                           55305    190,000,000      189,320,140
       3   675 Anton Boulevard                                                               92626    132,000,000      132,000,000
       4   7900 Governor Ritchie Highway                                                     21061    114,400,000      114,400,000

     5.1   301-307 N. Hurstbourne Pkwy                                                       40222     23,961,300       23,961,300
     5.2   900 Elm Street                                                                    03101     21,420,000       21,420,000
     5.3   9200 -9300 Shelbyville Road                                                       40222     18,691,650       18,691,650
     5.4   101 Bullitt Lane                                                                  40222     11,023,000       11,023,000
     5.5   10 Chestnut Street and 22 Elm Street                                              01608     10,847,042       10,847,042
     5.6   9410 Bunsen Parkway                                                               40220      5,767,000        5,767,000
     5.7   100 Mallard Creek Road                                                            40207      5,133,000        5,133,000
     5.8   9420 Bunsen Parkway                                                               40220      4,322,500        4,322,500
       5   Various                                                                         Various    101,165,492      101,165,492

       6   1063 Morse Avenue                                                                 94089     84,000,000       84,000,000
       7   1445 West Southern Avenue                                                         85202     84,000,000       84,000,000
       8   30-20/ 30-30 Thomson Avenue                                                       11101     76,720,000       76,720,000

     9.1   315 Deaderick Street                                                              37238     55,125,000       55,125,000
     9.2   2000-2090 Palm Beach Lakes Boulevard                                              33409     14,875,000       14,875,000
       9   Various                                                                         Various     70,000,000       70,000,000

    10.1   One Edgewater Plaza                                                               10305     19,826,250       19,826,250
    10.2   123 Tice Boulevard                                                                07675     16,275,898       16,275,898
      10   Various                                                                         Various     36,102,148       36,102,148
    11.1   301 N. Main St.                                                                   67202     15,732,360       15,732,360
    11.2   2024 and 1938 N. Woodlawn                                                         67208
      11   Various                                                                         Various     15,732,360       15,732,360
                                                                                                     -----------------------------
                                                                                                       51,834,508       51,834,508

      12   2366 Lincoln Way East                                                             44646     10,126,300       10,126,300
      13   1360 West Main Road                                                               02842      6,284,000        6,284,000
      14   4900 East 4th Street                                                              91764     27,875,000       27,875,000
                                                                                                     -----------------------------
                                                                                                       44,285,300       44,285,300

      15   25622-25706 Crown Valley Parkway                                                  92694     42,000,000       42,000,000
      16   165 East Ontario Street                                                           60611     40,875,000       40,811,817
      17   400 Broome Street                                                                 10013     37,500,000       37,500,000
      18   75 Hockanum Boulevard                                                             06066     33,000,000       33,000,000
      19   7551 Metro Center Drive                                                           78744     32,000,000       32,000,000
      20   46500 Mission Boulevard                                                           94539     30,513,980       30,513,980
      21   3101 Donnell Drive                                                                20747     30,500,000       30,274,341
      22   2619-2735 Tapo Canyon Road                                                        93063     27,500,000       27,500,000
      23   15155 Richmond Avenue                                                             77082     26,500,000       26,500,000
      24   1333 North Courthouse Road                                                        22201     24,000,000       23,961,761
      25   300 South State Street                                                            13202     22,850,000       22,850,000
      26   16633 North Dallas Parkway                                                        75001     22,847,500       22,847,500
      27   1810-1848 Galleria Boulevard                                                      27614     21,500,000       21,500,000

      28   11895 North Meridian Street                                                       46032     10,117,337       10,101,816
      29   11855 North Meridian Street                                                       46032     10,100,000       10,084,506
                                                                                                     -----------------------------
                                                                                                       20,217,337       20,186,322

      30   8 - 10 Wright Street                                                              06880     18,500,000       18,500,000

      31   10101 Forest Green Blvd.                                                          40223      9,385,500        9,385,500
      32   3500 Springhurst Commons                                                          40241      8,716,560        8,716,560
                                                                                                     -----------------------------
                                                                                                       18,102,060       18,102,060

      33   SE Corner of 135th and Stateline Road                                             64145     17,600,000       17,600,000

    34.1   710 W. Tehachapi Blvd.                                                            93561      5,150,000        5,140,439
    34.2   333 Sierra Way                                                                    93631      4,650,000        4,641,368
    34.3   1880 South West Avenue                                                            61032      3,900,000        3,892,760
    34.4   25 West Polk Street                                                               93210      3,550,000        3,543,410
      34   Various                                                                         Various     17,250,000       17,217,976

      35   12401 North Lamar Boulevard                                                       78753      9,075,000        9,060,972
      36   12520 North IH-35                                                                 78753      7,950,000        7,937,711
                                                                                                     -----------------------------
                                                                                                       17,025,000       16,998,683

      37   100 Cavalier Crossing                                                             30038     16,900,000       16,900,000
      38   1101 Kennebec Street                                                              20745     16,720,000       16,720,000

      39   14700 W. Sixth Ave.                                                               80401      7,754,353        7,742,457
      40   14600 W. 6th Avenue                                                               80401      7,919,400        7,919,400
                                                                                                     -----------------------------
                                                                                                       15,673,753       15,661,857

      41   7300-7480 Bryan Dairy Road                                                        33777     15,470,000       15,470,000

      42   1450 Dry Creek Drive                                                              80503      7,950,000        7,937,711
      43   1410 Dry Creek Drive                                                              80503      6,918,000        6,907,306
                                                                                                     -----------------------------
                                                                                                       14,868,000       14,845,017

      44   715 S. Normandie Avenue                                                           90005     13,480,016       13,480,016
      45   1100 Audubon Park Drive                                                           27511     12,760,000       12,760,000
      46   100 E. Algonquin Road                                                             60005     12,500,000       12,475,522
      47   1595-1659 Route 23 South                                                          07470     12,250,000       12,250,000
      48   625 First Street SE                                                               52401     12,300,000       12,208,120
      49   6845 West 103rd Avenue                                                            80021     11,764,690       11,746,504
      50   3500 Packerland Drive                                                             54115     11,623,000       11,623,000
      51   28500 Bella Vista Parkway                                                         60555     11,388,210       11,370,606

    52.1   7315-7497 Southway Drive                                                          77087      5,592,154        5,558,588
    52.2   2503-2525 Patricia Manor Place                                                    77012      5,557,846        5,524,486
      52   Various                                                                         Various     11,150,000       11,083,074

      53   3606 Bee Ridge Road                                                               34233     10,850,000       10,850,000
      54   17600 Shideler Parkway                                                            95330     10,800,000       10,800,000
      55   10900 Cash Road                                                                   77477     10,500,000       10,500,000
      56   948 West Dillon Road                                                              80027     10,500,000       10,483,769
      57   6718-6780 W. Deer Valley Road                                                     85310     10,300,000       10,300,000
      58   12800-12900 Garden Grove Boulevard                                                92843      9,718,229        9,718,229
      59   1660 Tide Court                                                                   95776      9,050,000        9,040,143
      60   307 West 38th Street                                                              10018      9,000,000        9,000,000
      61   6880 North Frontage Road                                                          60521      8,700,000        8,700,000
      62   40 Pepe's Farm Road                                                               06460      8,680,000        8,680,000
      63   14741 Yorktown Plaza                                                              77040      8,600,000        8,600,000

      64   7050 West Hampden Avenue                                                          80227      5,047,200        5,039,398
      65   7180 West Hampden Avenue                                                          80227      3,075,000        3,070,247
                                                                                                     -----------------------------
                                                                                                        8,122,200        8,109,645

      66   3611 Fountainhead Drive                                                           78229      8,030,000        8,030,000
      67   6500 Route 53                                                                     60517      7,800,000        7,800,000

    68.1   420 N. Main Street                                                                33513      2,800,000        2,800,000
    68.2   1111 Tamiami Trail                                                                34275      4,880,000        4,880,000
      68   Various                                                                         Various      7,680,000        7,680,000

      69   1405 West Park Street                                                             61801      7,500,000        7,500,000

    70.1   6515 Delilah Road                                                                 08234      3,634,932        3,627,434
    70.2   1059 Ocean Heights Avenue                                                         08234      3,615,068        3,607,611
      70   Various                                                                           08234      7,250,000        7,235,045

      71   541 Allegheny Boulevard & 100-110 Sugarcreek Town Centre Road                     16323      7,250,000        7,227,382
      72   2235 Palomar Airport Road                                                         92009      7,000,000        7,000,000
      73   1460 Macombs Road                                                                 10452      7,000,000        6,986,257
      74   17515 W. 9 Mile Rd.                                                               48075      6,800,000        6,800,000
      75   611-719 Hebron Road                                                               43056      6,740,000        6,740,000
      76   FM 2094 and Highway 146                                                           77565      6,682,500        6,682,500
      77   5225 Edison Lakes Parkway                                                         46545      6,500,000        6,490,029
      78   2800 West State Highway 76                                                        65616      6,400,000        6,393,139
      79   25803-25823 Clawiter Rd & 3366 - 3374 Enterprise Avenue                           94545      6,200,000        6,200,000
      80   4533 South IH-35                                                                  78744      6,164,890        6,155,361
      81   10509 Professional Circle                                                         89521      6,150,000        6,143,249
      82   4851 Clintonville Road                                                            48346      6,000,000        5,993,156
      83   2201 West Memorial Road                                                           73134      5,740,000        5,740,000
      84   505 North Cleveland Avenue                                                        43082      5,500,000        5,500,000
      85   1811 N. Whitley Avenue                                                            90028      5,011,361        5,011,361

      86   222 112th Avenue NE                                                               98004      3,600,000        3,592,717
      87   11027 NE 4th Street                                                               98004      1,000,000          997,977
                                                                                                     -----------------------------
                                                                                                        4,600,000        4,590,694

      88   3174 36th Avenue                                                                  58201      4,500,000        4,500,000
      89   3141 Overton Road                                                                 35223      4,384,000        4,384,000
      90   15 North 18th Street                                                              23223      4,200,000        4,200,000
      91   413, 419 and 425 West 23 Street                                                   32405      3,990,000        3,990,000
      92   189-203 Britton Ave                                                               02072      3,850,000        3,850,000
      93   5814-5838 West Olive Ave.                                                         85302      3,700,000        3,700,000
      94   1420 West Washington Street                                                       48838      3,700,000        3,700,000
      95   2465 Lineville Road                                                               54313      3,630,000        3,626,034
      96   8400 Elk Grove Florin Road                                                        95624      3,600,000        3,596,089
      97   1011 Washington Ave                                                               49707      3,600,000        3,592,881
      98   1715 Peachtree Parkway                                                            30041      3,300,000        3,296,364
      99   130 Peachtree Industrial                                                          30518      3,250,000        3,246,385
     100   1511 Ventura Boulevard                                                            91403      3,200,000        3,200,000
     101   1615 West Highway 76                                                              65616      3,200,000        3,196,569
     103   412 Bryant Circle                                                                 93023      3,000,000        2,996,455
     104   925 Weiss Drive                                                                   80487      2,793,000        2,766,014
     105   3601 Chichester Avenue                                                            19061      2,700,000        2,700,000
     106   7400 North 10th Street                                                            78504      2,455,000        2,455,000
     107   104 West 190th Street                                                             10468      2,400,000        2,400,000
     108   2870 & 2880 S. Moreland Pkwy.                                                     17460      1,950,000        1,950,000
     109   700 Main Street                                                                   35115      1,685,000        1,685,000

------------------------------------------------------------------------------------------------------------------------------------
           108 Loans/124 Properties                                                                $2,159,440,026   $2,157,894,350
====================================================================================================================================


           Maturity Date       % of
Sequence      Balance          Pool
--------   -------------   ------------
       1    $200,000,000            9.3%
       2     175,126,850            8.8%
       3     132,000,000            6.1%
       4     114,400,000            5.3%

     5.1      21,326,474            1.1%
     5.2      19,064,620            1.0%
     5.3      16,636,284            0.9%
     5.4       9,810,892            0.5%
     5.5       9,654,283            0.5%
     5.6       5,132,850            0.3%
     5.7       4,568,566            0.2%
     5.8       3,847,191            0.2%
       5      90,041,161            4.7%

       6      77,880,148            3.9%
       7      84,000,000            3.9%
       8      68,694,209            3.6%

     9.1      55,125,000            2.6%
     9.2      14,875,000            0.7%
       9      70,000,000            3.2%

    10.1      17,646,122            0.9%
    10.2      14,486,172            0.8%
      10      32,132,294            1.7%
    11.1      14,002,403            0.7%
    11.2
      11      14,002,403            0.7%
            ------------
              46,134,696

      12      10,126,300            0.5%
      13       6,284,000            0.3%
      14      27,875,000            1.3%
            ------------
              44,285,300

      15      37,974,277            1.9%
      16      31,269,184            1.9%
      17      37,500,000            1.7%
      18      27,867,205            1.5%
      19      32,000,000            1.5%
      20      28,376,087            1.4%
      21      25,561,880            1.4%
      22      25,557,845            1.3%
      23      26,500,000            1.2%
      24      18,232,358            1.1%
      25      22,031,755            1.1%
      26      20,805,376            1.1%
      27      17,970,643            1.0%

      28       7,753,083            0.5%
      29       7,739,797            0.5%
            ------------
              15,492,879

      30      17,398,376            0.9%

      31       7,181,585            0.4%
      32       6,669,727            0.4%
            ------------
              13,851,313

      33      17,600,000            0.8%

    34.1       4,655,903            0.2%
    34.2       4,203,874            0.2%
    34.3       3,525,830            0.2%
    34.4       3,209,409            0.2%
      34      15,595,016            0.8%

      35       6,942,333            0.4%
      36       6,081,714            0.4%
            ------------
              13,024,046

      37      16,900,000            0.8%
      38      16,720,000            0.8%

      39       5,942,288            0.4%
      40       6,059,757            0.4%
            ------------
              12,002,046

      41      15,102,622            0.7%

      42       6,081,714            0.4%
      43       5,292,238            0.3%
            ------------
              11,373,951

      44      13,480,016            0.6%
      45      11,135,785            0.6%
      46      10,526,098            0.6%
      47      12,250,000            0.6%
      48       5,278,196            0.6%
      49       8,999,933            0.5%
      50      11,623,000            0.5%
      51       8,711,927            0.5%

    52.1       5,026,726            0.3%
    52.2       4,995,887            0.3%
      52      10,022,613            0.5%

      53       9,623,706            0.5%
      54       9,462,125            0.5%
      55       9,924,677            0.5%
      56       8,032,451            0.5%
      57       9,369,803            0.5%
      58       9,718,229            0.5%
      59       7,581,106            0.4%
      60       9,000,000            0.4%
      61       7,815,743            0.4%
      62       8,680,000            0.4%
      63       8,086,351            0.4%

      64       3,861,085            0.2%
      65       2,352,360            0.1%
            ------------
               6,213,445

      66       8,030,000            0.4%
      67       7,800,000            0.4%

    68.1       2,800,000            0.1%
    68.2       4,880,000            0.2%
      68       7,680,000            0.4%

      69       6,427,007            0.3%

    70.1       3,038,581            0.2%
    70.2       3,021,976            0.2%
      70       6,060,557            0.3%

      71       6,075,992            0.3%
      72       6,255,210            0.3%
      73       6,529,423            0.3%
      74       5,778,454            0.3%
      75       6,740,000            0.3%
      76       6,682,500            0.3%
      77       4,981,058            0.3%
      78       5,374,971            0.3%
      79       6,200,000            0.3%
      80       4,716,112            0.3%
      81       5,145,324            0.3%
      82       4,987,944            0.3%
      83       5,740,000            0.3%
      84       5,500,000            0.3%
      85       5,011,361            0.2%

      86       3,017,729            0.2%
      87         838,259            0.0%
            ------------
               3,855,988

      88       4,082,867            0.2%
      89       4,384,000            0.2%
      90       3,755,689            0.2%
      91       3,990,000            0.2%
      92       3,850,000            0.2%
      93       3,390,927            0.2%
      94       3,092,431            0.2%
      95       3,039,329            0.2%
      96       3,016,981            0.2%
      97       3,027,395            0.2%
      98       2,759,207            0.2%
      99       2,713,206            0.2%
     100       2,792,643            0.1%
     101       2,687,485            0.1%
     103       2,478,985            0.1%
     104       1,380,380            0.1%
     105       2,700,000            0.1%
     106       2,455,000            0.1%
     107       2,282,390            0.1%
     108       1,638,559            0.1%
     109       1,685,000            0.1%

----------------------------------------
          $2,001,578,800
========================================

            (i)   Administrative Fee Rate includes the Sub-Servicing Fee Rate.

            (ii) For Mortgage Loans which accrue interest on the basis of actual days elapsed each calendar month and a 360-day yr. or a 365-day yr., the amortization term is the term over which the Mortgage Loans would amortize if interest accrued and was paid on the basis of a 360-day yr. consisting of twelve 30-day months. The actual amortization would be longer.

            (iii) Two Mortgage loans, loan numbers 20050818 and 20050817, are related to both codes BACM 05-3-I and BACM 05-3-J.